Exhibit 99.2

Owens Corning and Subsidiaries

Consolidated Statement of Income (Loss)

(Unaudited)

(Dollars in millions)

	Combined Twelve Months Ended December 31, 2006	Successor	Predecessor
		Two Months Ended December 31, 2006	Ten Months Ended October 31, 2006	Twelve Months Ended December 31, 2005
NET SALES	$6,461	$909	$5,552	$6,323
COST OF SALES	5,395	799	4,596	5,165

Gross margin	1,066	110	956	1,158

Operating Expenses
Marketing and administrative expenses	537	92	445	565
Science and technology expenses	80	30	50	58
Restructure costs	39	27	12	—
Chapter 11 related reorganization items	55	10	45	45
Provision for asbestos litigation claims - Owens Corning	—	—	—	3,365
Provision (credit) for asbestos litigation claims - Fibreboard	(13)	—	(13)	902
Employee emergence equity program	6	6	—	—
(Gain) loss on sale of fixed assets and other	(71)	5	(76)	(34)

Total operating expenses	633	170	463	4,901

INCOME (LOSS) FROM OPERATIONS	433	(60)	493	(3,743)
Interest expense, net	270	29	241	739
Gain on settlement of liabilities subject to compromise	(5,864)	—	(5,864)	—
Fresh-start accounting adjustments	(3,049)	—	(3,049)	—

INCOME (LOSS) BEFORE INCOME TAX EXPENSE	9,076	(89)	9,165	(4,482)
Income tax expense (benefit)	997	(28)	1,025	(387)

INCOME (LOSS) BEFORE MINORITY INTEREST AND EQUITY IN NET EARNINGS OF AFFILIATES	8,079	(61)	8,140	(4,095)
Minority interest and equity in net earnings (loss) of affiliates	(4)	(4)	—	(4)

NET INCOME (LOSS)	$8,075	$(65)	$8,140	$(4,099)

RECONCILIATION TO ADJUSTED INCOME FROM OPERATIONS:
NET INCOME (LOSS)	$8,075	$(65)	$8,140	$(4,099)
Minority interest and equity in net earnings (loss) of affiliates	(4)	(4)	—	(4)

INCOME (LOSS) BEFORE MINORITY INTEREST AND EQUITY IN NET EARNINGS OF AFFILIATES	8,079	(61)	8,140	(4,095)
Income tax expense (benefit)	997	(28)	1,025	(387)

INCOME (LOSS) BEFORE INCOME TAX EXPENSE	9,076	(89)	9,165	(4,482)
Gain on settlement of liabilities subject to compromise	(5,864)	—	(5,864)	—
Fresh-start accounting adjustments	(3,049)	—	(3,049)	—
Interest expense, net	270	29	241	739

INCOME (LOSS) FROM OPERATIONS	433	(60)	493	(3,743)
Adjustments to remove items impacting comparability:
Provison for asbestos litigation	(13)	—	(13)	4,267
Chapter 11 related reorganization items	55	10	45	45
Impact of inventory write-up	44	44	—	—
In-process research and development	21	21	—	—
Restructuring activities	55	44	11	—
Gain on sale of metals	(45)	—	(45)	(7)
Other	19	12	7	(18)

Total adjustments to remove items impacting comparability	136	131	5	4,287

ADJUSTED INCOME FROM OPERATIONS	$569	$71	$498	$544

DEPRECIATION AND AMORTIZATION	$278	$69	$209	$234

Owens Corning and Subsidiaries

Consolidated Statement of Income (Loss)

(Unaudited)

(Dollars in millions)

	Combined Three Months Ended December 31, 2006	Successor	Predecessor
		Two Months Ended December 31, 2006	One Month Ended October 31, 2006	Three Months Ended December 31, 2005
NET SALES	$1,477	$909	$568	$1,713
COST OF SALES	1,269	799	470	1,405

Gross margin	208	110	98	308

Operating Expenses
Marketing and administrative expenses	125	92	33	156
Science and technology expenses	35	30	5	15
Restructure costs	29	27	2	—
Chapter 11 related reorganization items	27	10	17	5
Provision (credit) for asbestos litigation claims - Owens Corning	—	—	—	(69)
Provision (credit) for asbestos litigation claims -Fibreboard	—	—	—	(5)
Employee emergence equity program	6	6	—	—
(Gain) loss on sale of fixed assets and other	(5)	5	(10)	(24)

Total operating expenses	217	170	47	78

INCOME (LOSS) FROM OPERATIONS	(9)	(60)	51	230
Interest expense, net	48	29	19	199
Gain on settlement of liabilities subject to compromise	(5,864)	—	(5,864)	—
Fresh-start accounting adjustments	(3,049)	—	(3,049)	—

INCOME (LOSS) BEFORE INCOME TAX EXPENSE	8,856	(89)	8,945	31
Income tax expense (benefit)	1,151	(28)	1,179	(304)

INCOME (LOSS) BEFORE MINORITY INTEREST AND EQUITY IN NET EARNINGS OF AFFILIATES	7,705	(61)	7,766	335
Minority interest and equity in net earnings (loss) of affiliates	(6)	(4)	(2)	3

NET INCOME (LOSS)	$7,699	$(65)	$7,764	$338

RECONCILIATION TO ADJUSTED INCOME FROM OPERATIONS:
NET INCOME (LOSS)	$7,699	$(65)	$7,764	$338
Minority interest and equity in net earnings (loss) of affiliates	(6)	(4)	(2)	3

INCOME (LOSS) BEFORE MINORITY INTEREST AND EQUITY IN NET EARNINGS OF AFFILIATES	7,705	(61)	7,766	335
Income tax expense (benefit)	1,151	(28)	1,179	(304)

INCOME (LOSS) BEFORE INCOME TAX EXPENSE	8,856	(89)	8,945	31
Gain on settlement of liabilities subject to compromise	(5,864)	—	(5,864)	—
Fresh-start accounting adjustments	(3,049)	—	(3,049)	—
Interest expense, net	48	29	19	199

INCOME (LOSS) FROM OPERATIONS	(9)	(60)	51	230
Adjustments to remove items impacting comparability:
Provison for asbestos litigation	—	—	—	(74)
Chapter 11 related reorganization items	27	10	17	5
Impact of inventory write-up	44	44	—	—
In-process research and development	21	21	—	—
Restructuring activities	45	44	1	—
Gain on sale of metals	—	—	—	(7)
Other	15	12	3	(5)

Total adjustments to remove items impacting comparability	152	131	21	(81)

ADJUSTED INCOME FROM OPERATIONS	$143	$71	$72	$149

DEPRECIATION AND AMORTIZATION	$94	$69	$25	$53

Owens Corning and Subsidiaries

Condensed Consolidated Balance Sheet

(Unaudited)

(Dollars in millions)

	Successor	Predecessor
	December 31, 2006	December 31, 2005
ASSETS
Current
Cash and cash equivalents	$1,089	$1,559
Receivables, net	573	608
Inventories	749	477
Other current assets	141	61

Total current	2,552	2,705

Other
Restricted cash	—	1,622
Deferred income taxes	549	1,432
Goodwill and other intangible assets	2,611	226
Other noncurrent assets	237	738

Total other	3,397	4,018

Net plant and equipment	2,521	2,012

TOTAL ASSETS	$8,470	$8,735

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current
Accounts payable and accrued liabilities	$1,081	$1,026
Accrued interest	39	741
Short-term debt and current portion of long-term debt	1,440	19

Total current	2,560	1,786

Long-term debt	1,296	36
Other long-term liabilities	884	1,293
Liabilities subject to compromise	—	13,520
Company obligated securities of entities holding solely parent debentures - subject to compromise	—	200
Minority interest	44	47
Stockholders’ equity (deficit)	3,686	(8,147)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$8,470	$8,735

Owens Corning and Subsidiaries

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(Dollars in millions)

	Combined Twelve Months Ended December 31, 2006	Successor	Predecessor
		Two Months Ended December 31, 2006	Ten Months Ended October 31, 2006	Twelve Months Ended December 31, 2005
NET CASH FLOW FROM OPERATIONS
Net income (loss)	$8,075	$(65)	$8,140	$(4,099)
Adjustments to reconcile net income (loss) to cash provided by operating activities
Provision for asbestos litigation claims	21	—	21	4,277
Depreciation and amortization	278	69	209	234
Change in deferred taxes	160	(48)	208	(467)
Provision for (payment of) post-petition interest/fees on pre-petition obligations	(728)	(31)	(697)	735
Fresh-start accounting adjustments, net of tax	(2,243)	—	(2,243)	—
Gain on settlement of liabilities subject to compromise	(5,864)	—	(5,864)	—
Payments related to Chapter 11 filings	(131)	(131)	—	—
Payment to asbestos trust	(1,250)	—	(1,250)	—
Changes in receivables, inventories, accounts payable and accrued liabilities	24	312	(288)	24
Other	(230)	(91)	(139)	42

Net cash flow from operating activities	(1,888)	15	(1,903)	746

NET CASH FLOW FROM INVESTING
Additions to plant and equipment	(361)	(77)	(284)	(288)
Investment in subsidiaries, net of cash acquired	(47)	—	(47)	(14)
Proceeds from the sale of assets or affiliate	82	—	82	19

Net cash flow from investing activities	(326)	(77)	(249)	(283)

NET CASH FLOW FROM FINANCING
Proceeds from issuance of bonds	1,178	—	1,178	—
Proceeds from issuance of new common stock	2,187	—	2,187	—
Payments to pre-petition lenders	(1,516)	(55)	(1,461)	—
Other cash used for financing activities	(111)	1	(112)	(30)

Net cash flow from financing activities	1,738	(54)	1,792	(30)

Effect of exchange rate changes on cash	6	—	6	1

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(470)	(116)	(354)	434
Cash and cash equivalents at beginning of period	1,559	1,205	1,559	1,125

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,089	$1,089	$1,205	$1,559

Owens Corning and Subsidiaries

Business Segment Information

(Unaudited)

(Dollars in millions)

	Combined Twelve Months Ended December 31, 2006	Successor	Predecessor
		Two Months Ended December 31, 2006	Ten Months Ended October 31, 2006	Twelve Months Ended December 31, 2005
NET SALES
Insulating Systems	$2,097	$331	$1,766	$1,976
Roofing and Asphalt	1,723	167	1,556	1,806
Other Building Materials and Services	1,260	178	1,082	1,234
Composite Solutions	1,560	245	1,315	1,495

Total reportable segments	6,640	921	5,719	6,511
Corporate Eliminations	(179)	(12)	(167)	(188)

Consolidated	$6,461	$909	$5,552	$6,323

INCOME BEFORE INCOME TAX EXPENSE
Insulating Systems	$467	$59	$408	$424
Roofing and Asphalt	72	(23)	95	139
Other Building Materials and Services	13	(4)	17	17
Composite Solutions	159	34	125	139

Total reportable segments	$711	$66	$645	$719

RECONCILIATION TO INCOME (LOSS) BEFORE INCOME TAX EXPENSE
Chapter 11 related reorganization items	$(55)	$(10)	$(45)	$(45)
Credit (provisions) for asbestos litigation claims	13	—	13	(4,267)
Restructure costs and other (charges) credits	(68)	(50)	(18)	18
Employee emergence equity program	(6)	(6)	—	—
Impact of fresh-start accounting	(65)	(65)	—	—
General corporate income (expense)	(97)	5	(102)	(168)
Interest expense, net	(270)	(29)	(241)	(739)
Gain on settlement of liabilities subject to compromise	5,864	—	5,864	—
Fresh-start accounting adjustments	3,049	—	3,049	—

RECONCILIATION TO INCOME (LOSS) BEFORE INCOME TAX EXPENSE	$9,076	$(89)	$9,165	$(4,482)

Owens Corning and Subsidiaries

Business Segment Information

(Unaudited)

(Dollars in millions)

	Combined Three Months Ended December 31, 2006	Successor	Predecessor
		Two Months Ended December 31, 2006	One Month Ended October 31, 2006	Three Months Ended December 31, 2005
NET SALES
Insulating Systems	$527	$331	$196	$563
Roofing and Asphalt	304	167	137	492
Other Building Materials and Services	288	178	110	325
Composite Solutions	383	245	138	373

Total reportable segments	1,502	921	581	1,753
Corporate Eliminations	(25)	(12)	(13)	(40)

Consolidated	$1,477	$909	$568	$1,713

INCOME BEFORE INCOME TAX EXPENSE
Insulating Systems	$107	$59	$48	$128
Roofing and Asphalt	(25)	(23)	(2)	34
Other Building Materials and Services	—	(4)	4	5
Composite Solutions	49	34	15	45

Total reportable segments	$131	$66	$65	$212

RECONCILIATION TO INCOME (LOSS) BEFORE INCOME TAX EXPENSE
Chapter 11 related reorganization items	$(27)	$(10)	$(17)	$(5)
Credit (provisions) for asbestos litigation claims	—	—	—	74
Restructure costs and other (charges) credits	(54)	(50)	(4)	5
Employee emergence equity program	(6)	(6)	—	—
Impact of fresh-start accounting	(65)	(65)	—	—
General corporate expense	12	5	7	(56)
Interest expense, net	(48)	(29)	(19)	(199)
Gain on settlement of liabilities subject to compromise	5,864	—	5,864	—
Fresh-start accounting adjustments	3,049	—	3,049	—

RECONCILIATION TO INCOME (LOSS) BEFORE INCOME TAX EXPENSE	$8,856	$(89)	$8,945	$31